Exhibit 10.3

EXECUTION COPY

[ARCH COAL]

SECOND AMENDMENT TO THE

SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of April 27, 2017, is entered into among each of the parties listed on the signature pages hereto as an Originator (each an “Originator”; and collectively, the “Originators”) and ARCH COAL, INC. (the “Company”).

RECITALS

1.                                      The Company and the Originators are parties to the Second Amended and Restated Purchase and Sale Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.                                      The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.                            Amendments to the Agreement.

2.1                               Section 1.1 of the Agreement is hereby amended by inserting the following new paragraph at the end of such section:

“For the avoidance of doubt, no Originator is hereby selling, assigning, granting a security interest in or otherwise transferring to the Company any of such Originator’s right to receive payment of the Purchase Price hereunder or any payment of the Purchase Price made in accordance with the terms of the Transaction Documents.”

2.2                               Section 6.1(l) of the Agreement is hereby replaced in its entirety with the following:

(l)                                     Additional Mortgages Under Any Credit Agreement.  The Company shall (and shall cause each applicable Originator to) (x) provide written notice promptly, and in any event within 30 days, to the Seller, the Administrator and each Purchaser Agent of each new Mortgage or amendment or modification of an existing Mortgage under any Credit Agreement covering as-extracted collateral and (y) file or record all amendments and/or releases to such new, amended or modified Mortgages necessary to release and remove of record any such security interest, lien or other interest of the related grantee or beneficiary in the Receivables, Contracts and Related Security, in each case in form and substance satisfactory to the Administrator.

2.3                               Section 6.3(e) of the Agreement is hereby amended to replace the word “the” appearing before each usage of the defined term “Credit Agreement” therein with the word “any.”

2.4                               Section 6.3(i) of the Agreement is hereby replaced in its entirety with the word “[Reserved].”

SECTION 3.                            Representations and Warranties.  Each of the Originators hereby represents and warrants as follows:

(a)                                 Representations and Warranties.  The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.                            Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.                            Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment by each of the parties hereto in form and substance reasonably satisfactory to the Administrator.

SECTION 6.                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 7.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8.                            Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 9.                            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 10.                     Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 11.                     Transaction Document.  For the avoidance of doubt, each party hereto agrees that this Amendment constitutes a Transaction Document.

SECTION 12.                     Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[SIGNATURES BEGIN ON NEXT  PAGE]

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ARCH COAL, INC.,
as Company

By:	/s/ John T. Drexler
Name:	John T. Drexler
Title:	Senior Vice President & Chief Financial Officer

ARCH COAL SALES COMPANY, INC.,
as Servicer

By:	/s/ John T. Drexler
Name:	John T. Drexler
Title:	Vice President & Treasurer

Second Amendment to

Second A&R PSA (Arch Coal)

ARCH COAL SALES COMPANY, INC.
ARCH ENERGY RESOURCES, LLC
ARCH WESTERN RESOURCES, LLC
CUMBERLAND RIVER COAL LLC
LONE MOUNTAIN PROCESSING LLC
MINGO LOGAN COAL LLC
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.
COALQUEST DEVELOPMENT LLC
HUNTER RIDGE COAL LLC
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG ILLINOIS, LLC
ARCH COAL GROUP, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL ENERGY GROUP, LLC
MARINE COAL SALES LLC
SIMBA GROUP LLC
UPSHUR PROPERTY LLC, as Originators

By:	/s/ John T. Drexler
Name:	John T. Drexler
Title:	Vice President & Treasurer

COAL-MAC LLC
BRONCO MINING COMPANY LLC
HAWTHORNE COAL COMPANY LLC
KING KNOB COAL CO. LLC
MELROSE COAL COMPANY LLC
PATRIOT MINING COMPANY LLC
VINDEX ENERGY LLC
WHITE WOLF ENERGY LLC
WOLF RUN MINING LLC, as Originators

By:	/s/ Paul A. Lang
Name:	Paul A. Lang
Title:	Director/Manager

Second Amendment to

Second A&R PSA (Arch Coal)

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as a Purchaser Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Second Amendment to

Second A&R PSA (Arch Coal)

REGIONS BANK,
as a Purchaser Agent

By:	/s/ Linda M. Harris
Name:	Linda M. Harris
Title:	Senior Vice President

Second Amendment to

Second A&R PSA (Arch Coal)

ARCH COAL, INC.,
as Performance Guarantor

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Sr. Vice President – Law, General Counsel and Secretary

Second Amendment to

Second A&R PSA (Arch Coal)